UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

September 17, 2009
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

                      On September 17, 2009, the Board of Directors (the “Board”) of Hewlett-Packard Company (“HP”) elected Marc L. Andreessen to serve as a director of HP effective immediately.  The Board also appointed Mr. Andreessen as chair of the Technology Committee of the Board.

                      Mr. Andreessen is a co-founder and general partner of Andreessen Horowitz, a venture capital firm, and a co-founder and chairman of Ning, Inc., an online platform for people to create their own social networks.  Prior to joining Andreessen Horowitz and Ning, Mr. Andreessen co-founded and served as chairman of the board of directors of Opsware Inc.  Previously, Mr. Andreessen served as chief technology officer of America Online, Inc. and was a co-founder of Netscape Communications Corporation, serving in various positions, including chief technology officer and executive vice president of products.

                      Mr. Andreessen will participate in the non-employee director compensation arrangements applicable to all HP non-employee directors. Under the terms of those arrangements, Mr. Andreessen will receive, among other things (i) an annual cash retainer of $100,000, which he may elect to receive in the form of HP securities, and an annual equity retainer of $150,000 paid at his election either in the form of restricted stock or in equal amounts of restricted stock and stock options, in each case prorated to reflect his service for a partial term; and (ii) $2,000 in cash for each Board meeting attended in excess of six per year. Mr. Andreessen also will be eligible to participate in the product matching portion of the HP Employee Giving Program under which each non-employee director may contribute up to $100,000 worth of HP products each year to a qualified charity by paying 25% of the list price of those products, with HP paying the remaining 75%. In addition, Mr. Andreessen will receive an annual retainer of $10,000 for service as the chair of the Technology Committee.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                      In connection with Mr. Andreessen’s election to the Board, the Board approved an amendment to Section 3.2 of Article III of HP’s Bylaws increasing the number of HP directors from ten to eleven immediately prior to the effective time of Mr. Andreessen’s election. The Amended and Restated Bylaws of HP reflecting that amendment are filed with this report as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Hewlett-Packard Company (filed herewith).

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: September 17, 2009	By:	/s/ Paul T. Porrini
	Name:	Paul T. Porrini
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Hewlett-Packard Company (filed herewith).